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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2004

                             The Enstar Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


           Georgia                       0-07477                63-0590560
      (State or other                                         (IRS Employer
jurisdiction of incorporation)  (Commission File Number)  Identification Number)

                               401 MADISON AVENUE
                            MONTGOMERY, ALABAMA 36104
          (Address of principal executive offices, including zip code)

               Registrant's telephone number, including area code:
                                 (334) 834-5483


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  Exhibit No.

                  99.1           Text of Press Release of The Enstar Group, Inc.
                                 ("Enstar"), dated August 9, 2004

ITEM 9.  REGULATION FD DISCLOSURE

         This Current Report on Form 8-K and the information contained in this
Item 9 is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition," as directed by the Commission in Release No. 34-47583. See Item 12 below.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 9, 2004, Enstar issued a press release ("Press Release") announcing its financial results for the second quarter of 2004. A copy of the Press Release is attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 11, 2004

                                        THE ENSTAR GROUP, INC.


                                        By: /s/ Cheryl D. Davis
                                           ----------------------------------
                                            Cheryl D. Davis
                                            Chief Financial Officer, Vice
                                            President of Corporate Taxes and
                                            Secretary